Execution Copy

AMENDMENT NO. 1 TO

AMENDED AND RESTATED OPERATING AGREEMENT

OF BLUEGREEN/BIG CEDAR VACATIONS, LLC

a Delaware limited liability company

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED OPERATING AGREEMENT OF BLUEGREEN/BIG CEDAR VACATIONS, LLC (this “Amendment”), dated as of October 1, 2010, is made and entered into by and among those Persons identified on Exhibit A to this Amendment (the “Members”).

W I T N E S S E T H

WHEREAS, Bluegreen/Big Cedar Vacations, LLC, a Delaware limited liability company (the “Company”), is currently governed by that certain Amended and Restated Operating Agreement of Bluegreen/Big Cedar Vacations, LLC, dated as of December 31, 2007 (the “Existing Agreement”), for the purpose of setting forth the understandings and agreements of the Members with respect to the organization and operation of the Company and the scope and conduct of its business, including its development of the Timeshare Projects;

WHEREAS, the Company has acquired or will acquire the 109 Acres Property (as defined herein) for the purposes of the construction and development of the 109 Acres Property Timeshare Project (as defined herein), and the Company has acquired or will acquire some or all of the Paradise Point Property (as defined herein) for the purposes of the construction and development of the Paradise Point Timeshare Project (as defined herein); and

WHEREAS, in connection with the acquisitions of the 109 Acres Property and the Paradise Point Property, and the construction and development of the 109 Acres Timeshare Project and the Paradise Point Timeshare Project, the Members now desire to amend the Existing Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual promises contained herein, the Members hereby agree to amend the Existing Agreement as follows:

1.         Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Existing Agreement, as amended hereby.

2.	Amendments to Section 1.8 and Modification of Other Terms.

2.1.            The definition of “Red Rock Bluff Property” set forth in Section 1.8(II) of the Existing Agreement is hereby deleted, amended and restated in its entirety, as follows, and inserted in its appropriate location within Section 1.8 based upon alphabetical order:

“Long Creek Ranch Property” means that certain property, more particularly described in Exhibit C hereto and incorporated herein by this reference, purchased by the Company for the development of the Long Creek Ranch Timeshare Project.

CH\1167130.6

2.2.            The definition of “Red Rock Bluff Timeshare Project” set forth in Section 1.8(JJ) of the Existing Agreement is hereby deleted, amended and restated in its entirety, as follows, and inserted in its appropriate location within Section 1.8 based upon alphabetical order:

“Long Creek Ranch Timeshare Project” means that certain timeshare project to be developed on the Long Creek Ranch Property by the Company in accordance with the terms of the Agreement.

2.3.            The following definitions are hereby inserted in Section 1.8 of the Existing Agreement, in their appropriate locations based upon alphabetical order:

“109 Acres Property” means that certain property, more particularly described in Exhibit H hereto, purchased by the Company for the development of the 109 Acres Timeshare Project.

“109 Acres Timeshare Project” means that certain timeshare project to be developed on the 109 Acres Property by the Company in accordance with the terms of the Agreement.

“Paradise Point Property” means (i) that certain property, more particularly described in Exhibit I-1 hereto, purchased by the Company for the development of the Paradise Point Timeshare Project; and (ii) to the extent and at such time (if any) as it is acquired by the Company, Building 8 of the Paradise Point Resort, as more particularly described on Exhibit I-2 hereto.

“Paradise Point Timeshare Project” means that certain timeshare project to be developed on the Paradise Point Property by the Company in accordance with the terms of the Agreement.

2.4.            The definition of “Business Property” contained in Section 1.8(N) of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

“Business Property” means all property, assets and interests (whether real or personal, tangible or intangible) owned or held from time to time by the Company, including without limitation the Big Cedar Timeshare Property, the Long Creek Ranch Property, the 109 Acres Property and the Paradise Point Property.

2.5.            The definition of “Marketing Agreement” contained in Section 1.8(Z) of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

CH\1167130.6

“Marketing Agreement” means that certain Amended and Restated Marketing and Promotions Agreement, dated as of December 31, 2007, by and among Bass Pro, Inc., BCLLC, Bluegreen, the Company and the other parties thereto, as the same may be amended from time to time.

2.6.            The definition of “Timeshare Projects” contained in Section 1.8(LL) of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

“Timeshare Projects” means collectively the Big Cedar Timeshare Project, the Long Creek Ranch Timeshare Project, the 109 Acres Timeshare Project, and the Paradise Point Timeshare Project, together with such other Resort Interest Programs as may be owned, developed and sold by the Company from time to time.

2.7.            All references in the Existing Agreement to the term “Red Rock Bluff Property” are hereby deleted and replaced with the term “Long Creek Ranch Property”.

2.8.            All references in the Existing Agreement to the term “Red Rock Bluff Timeshare Project” are hereby deleted and replaced with the term “Long Creek Ranch Timeshare Project”.

2.9.            All references in the Existing Agreement to the term “Red Rock Bluff Business Plan” are hereby deleted and replaced with the term “Long Creek Ranch Business Plan”.

2.10.          All references in this Amendment and in the Existing Agreement to the term “Agreement” shall refer to the Existing Agreement, as amended hereby and from time to time.

3.         Amendment to Section 1.9.  Section 1.9 of the Existing Agreement is hereby amended as follows:

3.1.	The following line is hereby deleted from Section 1.9:

Red Rock Bluff Business Plan	6.9(B)(1)

3.2.            The following lines are hereby inserted in Section 1.9, in their appropriate locations based upon alphabetical order:

Long Creek Ranch Business Plan	6.9(B)(1)
109 Acres Business Plan	6.9(D)(1)
109 Acres Master Land Use and Development Plan	6.9(D)(8)
Paradise Point Business Plan	6.9(E)(1)
Paradise Point Master Land Use and Development Plan	6.9(E)(8)

CH\1167130.6

4.         Update to Exhibit A.  Exhibit A to the Existing Agreement is hereby deleted, and amended and restated in its entirety by the Exhibit A attached to this Amendment, which updates the Members’ Capital Accounts and Member Loan amounts as of December 31, 2009.

5.         Amendment to Section 6.7. Section 6.7 of the Existing Agreement is hereby amended as follows:

5.1.      Section 6.7(B) is hereby deleted and amended and restated in its entirety as follows:

(B) Sell, lease, exchange, transfer, encumber or otherwise dispose of the Big Cedar Timeshare Property, the Long Creek Ranch Property, the 109 Acres Property or the Paradise Point Property (other than in the ordinary course of the Business);

5.2.	Section 6.7(H) is hereby deleted and amended and restated in its entirety as follows:

(H) Acquire any real estate or any interest therein (other than the Big Cedar Timeshare Property, the Long Creek Ranch Property, the 109 Acres Property or the Paradise Point Property), or acquire any other property or assets not related to the Business;

6.         Amendments to Section 6.9.  Section 6.9 of the Existing Agreement is hereby amended as follows:

6.1.            The first sentence of Section 6.9 is hereby deleted and amended and restated in its entirety as follows:

The Members shall cooperate in good faith to continue development of timeshare units and amenities at the Big Cedar Timeshare Project and the Long Creek Ranch Timeshare Project and will develop the Paradise Point Timeshare Project and the 109 Acres Timeshare Project, on such budgets and timelines, and to such specifications, as provided herein and/or as otherwise agreed by the Members (provided that the Management Committee shall have the authority to approve the Annual Budget, Business Plan, and ordinary course of business deviations from such budget and plan).

6.2.            The second line of Section 6.9(A)(2) is hereby amended to delete the reference to “Ten Million Dollars ($10,000,000)” and to insert “Five Million Dollars ($5,000,000)” in lieu thereof. The Members acknowledge that the requirements set forth in Section 6.9(A)(2) of the Agreement (as amended hereby) have not yet been fully satisfied, and reaffirm that such requirements are still binding obligations of the Company and the Members, as applicable.

CH\1167130.6

6.3.            The caption for Section 6.9(B) set forth in the Existing Agreement is hereby deleted and replaced with the following: “Long Creek Ranch Development”.

6.4.            Section 6.9(C) is hereby amended by deleting the phrase “the Big Cedar Timeshare Project and Red Rock Bluff Timeshare Project” and replacing it with the phrase “each of the Timeshare Projects”.

6.5.            The following is inserted as Section 6.9(D) and Section 6.9(E) immediately following Section 6.9(C) of the Existing Agreement:              (D)109 Acres Property Development.

                      (1) No later than December 31, 2010, the Members will agree upon a business plan which forecasts the life of the 109 Acres Timeshare Project (the “109 Acres Business Plan.”) The 109 Acres Business Plan will be solely a projection, without representation or warranty, express or implied.

                      (2) Notwithstanding any other provision hereof to the contrary, the 109 Acres Timeshare Project shall be developed in accordance with the 109 Acres Business Plan.

                      (3) Schedule 6.9(D)(3) to this Amendment, which is hereby inserted as Schedule 6.9(D)(3) to the Agreement, sets forth schedules of expenses incurred by Bluegreen and BCLLC on or before the date hereof in connection with the acquisition of the 109 Acres Property (the “109 Acres Expenses”). The Company shall reimburse Bluegreen and BCLLC for the 109 Acres Expenses incurred by Bluegreen and BCLLC, respectively, at the 109 Acres Closing. All future expenses in respect to the acquisition, development, design construction, operation, management, marketing and sale of the 109 Acres Timeshare Project are the obligations of and shall be paid by the Company.

                      (4)Except as set forth in Sections 2.2(B) and 6.9(D)(3) no Member shall be entitled to any reimbursement of any amounts expended in connection with the acquisition, development, design construction, operation, management, marketing and sale of the 109 Acres Timeshare Project unless all Members have consented in writing, recognizing that Bluegreen may reimburse itself for expenses incurred on behalf of the Company as provided in Section 2.7, so long as Bluegreen provides to BCLLC a monthly accounting of all such reimbursements as required by Section 2.7.

                      (5)The Members and the Management Committee shall cause the Company to develop and construct all amenities and facilities necessary to support the full development of the 109 Acres Timeshare Project, in a design and on a timeline consistent with the 109 Acres Business Plan or as otherwise agreed upon by Bluegreen and BCLLC.

CH\1167130.6

                      (6)The 109 Acres Timeshare Project shall be designed and constructed so that the quality of the timeshare units are comparable in quality to the existing villa units and cabins at the Big Cedar Timeshare Project.                       (7)BCLLC shall have ultimate approval rights as to design and construction of the 109 Acres Timeshare Project. The 109 Acres Timeshare Project shall be completed as expeditiously as possible as agreed to by the Members.                       (8)Bluegreen and BCLLC shall agree on a Master Use and Development Plan for the 109 Acres Timeshare Project (the “109 Acres Master Use and Development Plan.” The 109 Acres Master Use and Development Plan shall initially be prepared by Bluegreen, at the expense of the Company, no later than December 31, 2010. The 109 Acres Master Use and Development Plan shall provide that the architectural design and product quality of the 109 Acres Timeshare Project, which shall be consistent with and complementary to the architectural and product quality of the existing Big Cedar Timeshare Project. Within thirty (30) days of the final approval of the 109 Acres Master Use and Development Plan, the Management Committee shall authorize and approve the form of two Easement Agreements related to: (i) the use of Big Cedar Lodge amenities by the occupants (whether owners, guests, tenants or exchange users) of the 109 Acres Timeshare Project; and (ii) the use of the 109 Acres Timeshare Project amenities by the occupants of the Big Cedar Lodge; and, upon such approval, recommend the same to the Members for their approval. Upon Member approval, such Easement Agreements shall be filed and recorded at the direction of the Management Committee and the Members.             (E)Paradise Point Property Development.

                      (1) No later than December 31, 2010, the Members will agree upon a business plan which forecasts the life of the Paradise Point Timeshare Project (the “Paradise Point Business Plan.”) The Paradise Point Business Plan will be solely a projection, without representation or warranty, express or implied.

                      (2) Notwithstanding any other provision hereof to the contrary, the Paradise Point Timeshare Project shall be developed in accordance with the Paradise Point Business Plan.

                      (3) Schedule 6.9(E)(3) to this Amendment, which is hereby inserted as Schedule 6.9(E)(3) to the Agreement, sets forth schedules of expenses incurred by Bluegreen and BCLLC on or before the date hereof in connection with the acquisition of the Paradise Point Property (the “Paradise Point Expenses”). The Company shall reimburse Bluegreen and BCLLC for the Paradise Point Expenses incurred by Bluegreen and BCLLC, respectively, at the Paradise Point Closing. All future expenses in respect to the acquisition, development, design construction, operation, management, marketing and sale of

CH\1167130.6

the Paradise Point Timeshare Project are the obligations of and shall be paid by the Company.

                      (4)Except as set forth in Section 2.2(B) and 6.9(E)(3), no Member shall be entitled to any reimbursement of any amounts expended in connection with the acquisition, development, design construction, operation, management, marketing and sale of the Paradise Point Timeshare Project unless all Members have consented in writing, recognizing that Bluegreen may reimburse itself for expenses incurred on behalf of the Company as provided in Section 2.7, so long as Bluegreen provides to BCLLC a monthly accounting of all such reimbursements as required by Section 2.7.

                      (5)The Members and the Management Committee shall cause the Company to develop and construct all amenities and facilities necessary to support the full development of the Paradise Point Timeshare Project, in a design and on a timeline consistent with the Paradise Point Business Plan or as otherwise agreed upon by Bluegreen and BCLLC.

                      (6)The Paradise Point Timeshare Project shall be designed and constructed so that the quality of the timeshare units are comparable in quality to the existing villa units and cabins at the Big Cedar Timeshare Project.                       (7)BCLLC shall have ultimate approval rights as to design and construction of the Paradise Point Timeshare Project. The Paradise Point Timeshare Project shall be completed as expeditiously as possible.                       (8)Bluegreen and BCLLC shall agree on a Master Use and Development Plan for the Paradise Point Timeshare Project (the “Paradise Point Master Use and Development Plan.” The Paradise Point Master Use and Development Plan shall initially be prepared by Bluegreen, at the expense of the Company, no later than December 31, 2010. The Paradise Point Master Use and Development Plan shall provide that the architectural design and product quality of the Paradise Point Timeshare Project, which shall be consistent with and complementary to the architectural and product quality of the existing Big Cedar Timeshare Project.

7.         Amendment to Section 7.4.  Section 7.4 of the Existing Agreement is hereby amended by deleting the word “and” immediately prior to subsection (iv), and inserting the following, immediately after sub-section (iv) and before the term “(“Approved Agreements”)”:

and (v) management services to be provided to the timeshare owners’ associations relating to the 109 Acres Timeshare Project and the Paradise Point Timeshare Project

8.         Amendment to Section 7.6.  Section 7.6(C)(1) of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

CH\1167130.6

                      (1) Bluegreen agrees, on behalf of itself and its Affiliates, that neither Bluegreen nor any of its Affiliates shall participate directly or indirectly in the development, construction, ownership, sales, franchise, license, financing, management or operation of, or enter into any agreement regarding, any timeshare development, Resort Interest Program, Fractional Interest Development or timeshare project that: (A) (i) is similar in design to any of the Timeshare Projects; (ii) is similar in theme to any of the Timeshare Projects; or (iii) contains (or will contain) timeshare estates or interests (or portions thereof), units or other interests that are (or will be) marketed or sold at a price equal to or greater than the least expensive timeshare estates or interests (or portions thereof), units or other interests marketed or sold at the Big Cedar Timeshare Property, the Long Creek Ranch Property, the 109 Acres Property or the Paradise Point Property; and (B) which is located or proposed to be located within the “Restricted Area.” “Restricted Area” shall mean the area located within fifty (50) miles from any point of the Big Cedar Timeshare Property, the Long Creek Ranch Property, the 109 Acres Property or the Paradise Point Property.

9.         Amendment to Section 7.8.  Section 7.8(A) of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

          (A)General. It is acknowledged by the Members that Bluegreen is in the business of developing, marketing and selling Resort Interest Programs, including timeshare projects. It is further acknowledged by the parties that there may arise the occasion where Bluegreen may consider developing a timeshare project based on the same concept as any of the Timeshare Projects at other locations, which timeshare project will contain timeshare estates or interests (or portions thereof), units or other interests that will be marketed or sold at a price equal to or greater than the least expensive timeshare estates or interests (or portions thereof), units or other interests marketed or sold at the Big Cedar Timeshare Property, the Long Creek Ranch Property, the 109 Acres Property or the Paradise Point Property (any such timeshare project, a “Proposed Project”). Bluegreen agrees that, subject to the limitations set forth in this Section 7.8, BCLLC shall have the exclusive, irrevocable and absolute right to “Participate” (as defined below) with Bluegreen in the development of a Proposed Project. A timeshare project shall be deemed to be based on the same concept as any of the Timeshare Projects if it is founded upon an outdoor/wilderness/rustic theme, utilizing lodges and/or cabins, and using similar materials and architectural design. The right to “Participate” shall mean the right to co-develop and/or provide marketing and promotional services as such co-development or providing of services may be mutually agreed to by BCLLC on the one hand, and Bluegreen on the other.

CH\1167130.6

10.	Amendments to Section 7.10.

10.1.          Section 7.10(B) of the Existing Agreement is hereby amended by deleting the phrase “at the Red Rock Bluff Timeshare Project” and replacing it with the following phrase: “at the Long Creek Ranch Timeshare Project, the 109 Acres Timeshare Project and the Paradise Point Timeshare Project”.

10.2.          Section 7.10(D)(1)(i) of the Existing Agreement is hereby amended by deleting the phrase “at the Big Cedar Timeshare Project and the Red Rock Bluff Timeshare Project” and replacing it with the following phrase: “at the Timeshare Projects”.

11.	New Section 7.12.

11.1.          The following is inserted as Section 7.12 immediately following Section 7.11 of the Existing Agreement:

Section 7.12.	Non-Solicitation and No-Hire

(A)            Bluegreen and the Company agree that, so long as this Agreement is effective, without the prior written consent of the BCLLC, neither Bluegreen, the Company nor any of their respective representatives will solicit or cause to be solicited the employment of, or employ, any person who is now or hereafter employed by the BCLLC, provided,  however, that Bluegreen and the Company may solicit or cause to be solicited the employment of, or employ, any person whose employment at BCLLC has terminated more than one year prior to such solicitation or employment by Bluegreen or the Company.

(B)            BCLLC agrees that, so long as this Agreement is effective, without the prior written consent of the Company or Bluegreen, as applicable, neither BCLLC nor any of its representatives will solicit or cause to be solicited the employment of, or employ, any person who is now or hereafter employed by the Company or Bluegreen, provided,  however, that BCLLC may solicit or cause to be solicited the employment of, or employ, any person whose employment at the Company or Bluegreen has terminated more than one year prior to such solicitation or employment by BCLLC.

12.       Amendment to Section 10.1.  Section 10.1 of the Existing Agreement is hereby amended by deleting the phrase: “Attention: Toni Miller”.

13.	New Schedules and Exhibits.

13.1.          Schedule 2 to the Existing Agreement is hereby deleted, and amended and restated in its entirety by the Schedule 2 attached to this Amendment.

13.2.          Exhibit H to this Amendment is hereby inserted as Exhibit H to the Agreement.

CH\1167130.6

13.3.          Exhibits I-1 and I-2 to this Amendment are hereby inserted as Exhibits I-1 and I-2 to the Agreement.

14.       Severability. If any provision of this Amendment, or the application of any such provision to any Person or circumstance shall be held to be illegal, invalid or unenforceable under present or future Laws effective during the term hereof, the remainder of the Agreement, or the application of such provision to any other Persons or circumstances, shall not be affected thereby and shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part hereof a provision as similar in terms to such illegal, invalid or unenforceable provision, as may be possible and be legal, valid and enforceable.

15.       Exhibits and Schedules. Every exhibit and schedule attached to this Amendment and referred to herein is incorporated in this Amendment by reference.

16.       Effect of Headings. Headings and captions contained in this Amendment in no way define or limit the scope or intent of this Amendment.

17.       Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

18.       Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same amendment, and shall become effective when one or more counterparts shall have been signed by each party and delivered to each other party. Facsimile, email and .pdf signatures hereon shall, for all purposes, be considered originals.

19.       No Other Changes; Conflicts. Except as herein modified, the provisions of the Existing Agreement shall remain unchanged and in full force and effect. In the event of any conflict between the provisions of the Existing Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

[Remainder of Page Intentionally Left Blank]

CH\1167130.6

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

BLUEGREEN VACATIONS UNLIMITED, INC.,

a Florida Corporation

By:
Please Print Name:
Its:

BIG CEDAR, L.L.C.,
a Missouri limited liability company

By:
James A. Hagale
President

CH\1167130

Schedule 2

Approved Agreements

1.      Amended and Restated Marketing & Promotions Agreement dated as of December 31, 2007, by and among BCLLC, Bluegreen, the Company, and the other parties thereto, as amended by that certain Amendment No. 1 to Amended and Restated Marketing and Promotions Agreement dated as of June 26, 2010 and that certain Amendment No. 2 to Amended and Restated Marketing and Promotions Agreement of even date herewith, as the same may be further amended from time to time.

2.      Amended and Restated Operational Services and Integration Agreement, dated as of December 31, 2007, by and among BCLLC, the Company, Big Cedar Wilderness Club Condominium Association, Inc. (f/k/a Big Cedar Resort Club Owners Association, Inc.) and Bluegreen Wilderness Club at Long Creek Ranch Condominium Association, Inc., as amended pursuant to that certain First Amendment to Amended and Restated Operational Services and Integration Agreement of even date herewith, as the same may be further amended from time to time.

3.      Amended and Restated Servicing Agreement, dated as of December 31, 2007, by and among Bluegreen Corporation, the Company and BCLLC, as amended pursuant to that certain First Amendment to Amended and Restated Servicing Agreement of even date herewith, as the same may be further amended from time to time.

4.      Amended and Restated Administrative Services Agreement, dated as of December 31, 2007, by and among Bluegreen, the Company and BCLLC, as amended pursuant to that certain First Amendment to Amended and Restated Administrative Services Agreement of even date herewith, as the same may be further amended from time to time.

5.      Easement Agreement by and among BCLLC and Three Johns Company (n/k/a American Sportsman Holdings Co.) as Grantors, and the Company and the Big Cedar Resort Club Owners Association, Inc. (n/k/a Big Cedar Wilderness Club Condominium Association, Inc.) as Grantees, dated as of June 15, 2000, as amended pursuant to that certain Amendment to Easement Agreement of even date herewith, as the same may be further amended from time to time.

6.      Agreement and Limited Waiver, entered into as of February 18, 2010 but effective as of May 1, 2009, by and among Bluegreen, BCLLC, and Bluegreen / Big Cedar Vacations, LLC, as the same may be amended from time to time.

7.      Operational Services and Integration Agreement by and among BCLLC, the Company and 109 Acres Timeshare Owners Association Inc. of even date herewith, as the same may be amended from time to time.

8.      Tour Agreement by and among BCLLC, Bluegreen, and the Company dated ____ 2005, as amended pursuant to that certain Amendment to Tour Agreement of even date herewith but effective as of June 16, 2010, as the same may be further amended from time to time.

CH\1167130

Schedule 6.9(D)(3)

109 Acres Expenses

Bluegreen Expenses	BCLLC Expenses
$0	$0

CH\1167130

Schedule 6.9(E)(3)

Paradise Point Expenses

Bluegreen Expenses	BCLLC Expenses
$0	Item: Legal Fees to Latham & Watkins LLP
Dates: Nov. 1, 2009 to Sept. 30, 2010
Amount: $100,000

CH\1167130

EXHIBIT A

MEMBERS

Member Name and Address	December 31, 2010 Capital Account	Member Loans	Percentage Interest
Bluegreen Vacations Unlimited, Inc. 4960 Conference Way North Suite 100 Boca Raton, Florida 33431	$38,345,077.00 (Book) $[____________][1] (Tax)	$0	51%
Big Cedar, L.L.C. 2500 East Kearney Street Springfield, MO 65898	$36,968,007.00 (Book) $[___________][2] (Tax)	$0	49%

_________________________

1  To be completed once information becomes available based upon tax returns.

2  To be completed once information becomes available based upon tax returns.

CH\1167130

EXHIBIT H

109 ACRES PROPERTY

CH\1167130

EXHIBIT I-1

PARADISE POINT PROPERTY

CH\1167130

EXHIBIT I-2

BUILDING 8 OF PARADISE POINT PROPERTY

CH\1167130